EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF HIGHPEAK ENERGY, INC.

PURSUANT TO 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K for the year ended December 31, 2021 of HighPeak Energy, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Tholen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven Tholen
Steven Tholen
Chief Financial Officer
Date: March 7, 2022